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                                                                   EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-3, (No. 333-85987), of El Paso Energy Partners, L.P. (the "Partnership"), of: (A) (i) our report dated March 7, 2001 relating to the consolidated financial statements of the Partnership and subsidiaries, (ii) our report dated March 28, 2001 relating to the consolidated financial statements of Deepwater Holdings, L.L.C., (iii) our report dated March 29, 2001 relating to the consolidated financial statements of Neptune Pipeline Company, L.L.C., (iv) our report dated March 28, 2001 relating to the financial statements of Manta Ray Gathering Company, L.L.C., (v) our report dated March 28, 2001 relating to the financial statements of Ewing Bank Gathering Company, L.L.C., (vi) our report dated March 28, 2001 relating to the financial statements of El Paso Energy Partners Operating Company, L.L.C., (vii) our report dated March 28, 2001 relating to the financial statements of VK - Main Pass Gathering Company, L.L.C., (viii) our report dated March 28, 2001 relating to the financial statements of El Paso Energy Partners Deepwater, L.L.C., (ix) our report dated March 28, 2001 relating to the financial statements of Delos Offshore Company, L.L.C., (x) our report dated March 28, 2001 relating to the consolidated financial statements of VK - Deepwater Gathering Company, L.L.C., (xi) our report dated March 28, 2001 relating to the financial statements of El Paso Energy Partners Oil Transport, L.L.C., (xii) our report dated March 28, 2001 relating to the financial statements of Poseidon Pipeline Company, L.L.C.,
(xiii) our report dated March 28, 2001 relating to the financial statements of Flextrend Development Company, L.L.C., (xiv) our report dated March 28, 2001 relating to the consolidated financial statements of Crystal Holding, L.L.C. and
(xv) our report dated March 28, 2001 relating to the financial statements of Green Canyon Pipeline Company, L.P., each of which appears in the Partnership's Annual Report on Form 10-K for the year ended December 31, 2000; and (B) (i) our report dated August 24, 2001 relating to the consolidated balance sheet of El Paso Energy Partners Company and (ii) our report dated August 24, 2001 relating to the financial statements of El Paso Energy Partners Finance Corporation, each of which appears in the Partnership's Current Report on Form 8-K filed on August 28, 2001.

We also consent to the reference to us under the heading "Experts" in the prospectus supplement which is part of such Registration Statement.

                                          /s/ PricewaterhouseCoopers LLP


Houston, Texas
October 24, 2001